UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway

Fort Worth, TX 76137

(Address of principal executive offices, including zip code)

(877) 415-9990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to the Omnicell, Inc. 2009 Equity Incentive Plan

As described below under Item 5.07 of this Current Report on Form 8-K, at the 2026 Annual Meeting of Stockholders of Omnicell, Inc. (the “Company”) held on May 19, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2009 Equity Incentive Plan, as amended (as amended, the “Amended 2009 Plan”), which, among other items, added an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under the Amended 2009 Plan.

The Amended 2009 Plan is described in detail in Proposal No. 3 in the Company's Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 13, 2026 (the “Proxy Statement”), and the full text of the Amended 2009 Plan is attached to the Proxy Statement as Appendix A. The description of the Amended 2009 Plan set forth above is a summary only and is qualified in its entirety by reference to the full text of the Amended 2009 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2026, the Company amended the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates (the “Amendment”) by filing a Certificate of Amendment with the Secretary of State of Delaware. The Amendment was previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval, and was approved by the Company’s stockholders at the Company’s Annual Meeting. A more complete description of the Amendment is set forth in Proposal 4 contained in the Company’s Proxy Statement. Each of that description and the foregoing summary of the Amendment and the Certificate of Amendment as set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 19, 2026, the Company held its Annual Meeting. Five items of business, which were described in detail in the Proxy Statement, were acted upon by the stockholders at the Annual Meeting. The final voting results regarding each proposal are set forth below.

Proposal No. 1: Election of Three Class I Directors to Hold Office Until the 2029 Annual Meeting of Stockholders

Joanne B. Bauer, Robin G. Seim and Eileen J. Voynick were elected to serve as members of the Company’s Board until the 2029 Annual Meeting of Stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Joanne B. Bauer	32,947,330	3,808,490	4,704,566
Robin G. Seim	33,423,635	3,332,185	4,704,566
Eileen J. Voynick	34,167,933	2,587,887	4,704,566

Proposal No. 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
35,277,398	1,461,980	16,442	4,704,566

Proposal No. 3: Approval of an Amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as Amended

The stockholders voted to approve the Amended 2009 Plan to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under the Amended 2009 Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
35,182,712	1,472,716	100,392	4,704,566

Proposal No. 4: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation

The stockholders voted to approve the Amendment, to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates, by the following vote:

For	Against	Abstain	Broker Non-Votes
34,320,796	2,419,140	15,884	4,704,566

Proposal No. 5: Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following vote:

For	Against	Abstain
41,224,274	206,940	29,172

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Document
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Omnicell, Inc.

10.1	Omnicell, Inc. 2009 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Omnicell, Inc.’s definitive proxy statement on Schedule 14A for the Omnicell, Inc. 2026 Annual Meeting of Stockholders held May 19, 2026 (File No. 000-33043))*

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Indicates a management contract, compensation plan, or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Date: May 26, 2026	/s/ Corey J. Manley
Corey J. Manley
Executive Vice President and Chief Legal and Administrative Officer